Legg Mason Special Investment Trust, Inc. Investment Commentary and Quarterly Report to Shareholders December 31, 2006

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii  Investment Commentary

Legg Mason Special Investment Trust, Inc.

Average annual total returns for the Fund for various periods ended December 31, 2006, are presented below, along with those of some comparative indices:

	Fourth		Average Annual Total Returns
	Quarter	One	Five	Ten	Since
	2006	Year	Years	Years	InceptionA

Special Investment Trust:
Primary Class	+9.33%	+7.80%	+13.21%	+13.07%	+13.49%
Financial Intermediary Class	+9.54%	+8.64%	N/A	N/A	+14.39%
Institutional Class	+9.62%	+8.94%	+14.40%	+14.26%	+16.21%
S&P MidCap 400 IndexB	+6.99%	+10.32%	+10.89%	+13.47%	+14.77%
Lipper Mid-Cap Core Funds AverageC	+7.44%	+12.22%	+9.53%	+10.07%	+7.55%
Russell Midcap IndexD	+7.67%	+15.26%	+12.88%	+12.14%	+13.65%
S&P 500 Stock Composite IndexE	+6.70%	+15.79%	+6.19%	+8.42%	+12.12%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A The Fund’s Primary Class inception date is December 30, 1985. The Financial Intermediary Class inception date is July 30, 2004. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. Class R, which began operations on December 28, 2006 had a total return of -0.57% for the period ended December 31, 2006. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.
C Average of the 343 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.
D Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.
E A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
N/A – Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  iii

Legg Mason Special Investment Trust outperformed its benchmark index and peer group during the fourth calendar quarter. The Fund’s Primary Class returned 9.33%, ahead of the S&P MidCap 400 Index and the Fund’s peer group, the Lipper Mid-Cap Core Funds Average. The fund also outpaced the larger cap S&P 500 index.

The positive fourth quarter Fund performance was primarily driven by security selection, with only a modest performance boost from sector allocation. This is a gratifying result, as individual security selection drives our investment process, with minimal emphasis on sector allocation. This process leads to large variances, or “sector bets”, between the sector weightings of the Fund and those of the index. For instance, the Fund continued to have no exposure to the energy sector for reasons that I discussed in the two previous quarterly letters. We also increased the Fund’s exposure to information technology, which is now well above an index weighting. Why? Well, technology stock valuations declined for a fifth straight year, while capital allocation in aggregate remains extremely attractive in light of record share buybacks and subdued capital spending. As a result, we are finding many technology stocks with low embedded investor expectations from compressed valuations, shrinking diluted share counts from the share buybacks, and a good probability of margin expansion and free cash flow growth from the disciplined capital spending.

Shifting to stock-specific drivers, the top contributors to fourth quarter Fund performance were Amazon.com, Inc., United States Steel Corp., Expedia, Inc., Red Hat, Inc., and New River Pharmaceuticals Inc. Rather than addressing each name, I would like to focus on Amazon.com and Expedia, Inc., as the fourth quarter rebound only partially offset a poor performance year for many internet stocks. First of all, the big issue for the internet stocks was not growth, which was solid in 2006 as the internet continued to disrupt off-line economic sectors. Indeed, we continue to believe that long-term secular growth prospects make the internet sector attractive. The issue was greater-than-expected capital spending, which depressed profit margins and crimped free cash flow. This reset in fundamental expectations, combined with a reintroduction of risk to the capital markets during the second calendar quarter, caused the valuation of many internet stocks to compress dramatically.

Amazon.com and Expedia both rebounded in the fourth quarter on early signs that the capital spending in 2006 is paying off. In Amazon.com’s case, investors measure progress by incremental operating profitability, which management thinks bottomed in the third quarter. Most importantly, we think Amazon.com’s operating profit margins will continue to expand in 2007, with high single digit incremental operating profit margins providing further support for the stock.

Expedia signaled its progress to investors via a tender offer for 9.9% of its outstanding shares, recently completed at $22 per share. The tender offer will directly benefit earnings per share by lowering the share count, but we think the offer also reflects management’s confidence in the long-term progress Expedia is making with its technology investments and free cash flow generating ability.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv  Investment Commentary

On the negative side, Apollo Group, Inc., Advanced Medical Optics, Inc., and CNET Networks, Inc. were the biggest detractors to fourth quarter Fund performance. There was no common theme to these fourth-quarter stock declines, so I will discuss each position individually.

Apollo Group missed fiscal fourth quarter revenue and earnings expectations on slower- than-expected student enrollment growth. This fanned investor concerns that Apollo’s new and rapidly growing two-year associates program, Axia Online, is cannibalizing the higher margin University of Phoenix franchise. Bears think a continued mix shift toward Axia will result in a much less attractive long-term business model for Apollo, prompting additional earnings misses as investor expectations are reset. However, we think that the long-term economics of Axia will prove to be almost equivalent to Apollo’s existing University of Phoenix business, with higher Axia retention rates offsetting higher University of Phoenix tuition rates. We do not think the stock currently reflects our more positive long-term view of Axia, with the stock selling at a high-single-digit free cash flow yield.

During the past four months Advanced Medical Optics (AMO) lowered guidance three times, announced a lens care solution recall, and most importantly, faced a 12 to 18 month FDA delay of a major product, the Tecnis intraocular lens. Even before this string of bad news, we were increasingly concerned about AMO’s earnings quality, as operating cash flow has been running well below net earnings. So given these negative factors, what is keeping us in this stock? The main reason is we think AMO will benefit from a major, high-margin product cycle in the emerging refractive intraocular lens (RIOL) market over the next five-plus years. As a result, in our opinion, AMO should enjoy low teens long-term revenue growth and a material increase in margins and free cash flow over the next several years. We don’t think the stock’s current valuation reflects this long-term upside potential, as most investors are focused on the recent spate of bad news. Finally, we assign some probability to a large strategic buyer acquiring AMO. Most medical device companies will want exposure to ophthalmology over the next decade, and AMO is one of the sector’s few major companies.

CNET Networks, Inc. ended a tough 2006 with modest stock weakness, as the company lowered earnings guidance and announced the CEO’s resignation due to options backdating. This news was followed later in the quarter with the COO’s resignation. The COO’s departure was not due to options backdating, but suggests the possibility of another near-term earnings guidance cut. We think CNET will make it through these management changes, and will start to benefit from improved web traffic to its sites as the result of the Microsoft Vista launch and video gaming cycle. If there is a silver lining in the management changes, it is the raised possibility CNET will be acquired. Traditional media companies have actively acquired web-based media properties, and deal prices suggest CNET may be attractive on this basis.

With stock markets rallying during the fourth quarter, we were less active in establishing new Fund positions. However, we did establish three new positions, which more than met our hurdle rate of increasing the Fund’s discount from our estimate of fair value. The three new positions are Lenovo Group Limited, Red Hat, Inc., and Nalco Holding Company.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  v

Lenovo Group Limited, China’s largest computer manufacturer, is now based in Raleigh, North Carolina after acquiring IBM’s PC business in 2005. To integrate the IBM assets, Lenovo brought in the previous management of Dell’s Asian PC operations. The key for Lenovo is operating margin expansion, as margins are currently well below the PC industry average. Margin widening is crucial because the current valuation does not reflect margin upside, given that Lenovo’s enterprise value (equity market capitalization plus net debt) is only 25% of sales. Lenovo, like Dell, also enjoys a negative cash conversion cycle, as Lenovo gets paid by its customers before it pays its suppliers. This means free cash and returns on capital expand as sales grow. Higher cash flow should support healthy increases in the current cash dividend yield of roughly 1.6% and meaningful share buybacks in the future. Finally, Lenovo reminds us of Samsung, a stock that appreciated materially as it emerged as a global brand over the last several years. We think Lenovo has potential to emerge as one of China’s first global brands, with a near-term boost from the 2008 summer Olympics in Beijing and direct support from the Chinese government.

Sticking with a North Carolina technology theme, the Fund also established a position in Red Hat, Inc., a Raleigh-based provider of open source software and services. I invested in Red Hat while at Fidelity, and jumped at the opportunity to again invest when Red Hat’s stock felt tremendous pressure on the heels of Oracle’s launch of a competing Linux support offering. We think the Oracle announcement actually signaled Red Hat is firmly established as the leader in open source software, a competitive position that the competition will not easily erode given well-supported open source software’s tremendous value proposition. We think Red Hat is well positioned for high-return, long-term growth as open source software continues to disrupt more traditional proprietary software. In our opinion, this value-creating growth was not reflected in the stock at our purchase price.

Our investment in Nalco Holding, a global leader in integrated water treatment, was via a secondary offering that gave us a liquidity event at an attractive valuation. By chance, we had visited Nalco’s headquarters the day of the offering and had done several months worth of research, so we were prepared to act. Nalco’s CEO, Dr. Bill Joyce, who has a proven track record of long-term value creation in the specialty chemicals area originally attracted us to the idea. Dr. Joyce, brought in by private equity, has an opportunity to dramatically improve Nalco’s operations and balance sheet metrics, driving margin expansion and free cash flow growth. We think Dr. Joyce has already made good progress, but the rapid rise in energy prices - an important cost component for Nalco - masked much of this progress and pressured margins. With energy prices abating, the stock is starting to reflect a better margin environment, but we think the current valuation fails to reflect further structural improvements in Nalco’s margin structure.

With a stock-picking mandate in the broad mid-cap space, our investment process is very bottom up focused. Thus, our ability to find attractively valued mid-cap stocks and thus to maintain a healthy Fund discount to our estimate of underlying intrinsic value dictates our overall market outlook. However, one big picture factor we are currently paying lots of attention to is the high level of private equity activity. Why? According to Bernstein Research,

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi  Investment Commentary

U.S. private equity deal value exceeded $370 billion last year, or roughly 2.5% of U.S. equity market value. In addition, the average deal size expanded to $1.2 billion, suggesting several mid-cap stocks were targets. According to the Financial Times, this process actually resulted in net withdrawals (public-to-private transactions minus initial public offerings) of equity capital from the U.S. markets. We think this process of “de-equitisation” is a clear sign of value in the U.S. equity markets, and that private equity activity will expand at least as long as U.S. stock market valuation multiples continue to contract.

More importantly, an ample supply of low-cost debt is what is really allowing private equity to exploit current value in U.S. equities. While U.S. stock market valuations have compressed, investors have been much more risk seeking in fixed income markets. The aggressive hunt for yield has kept risk-adjusted-spreads near record historic lows; facilitating larger and larger private equity deals at attractive financing rates. Bernstein Research estimates that at an 11% cost of capital, which could be conservative, as of roughly 12% to 14% of U.S. market cap still presents attractive opportunities to private equity. Unless fear returns to the debt markets, which seems unlikely in 2007, investors should expect another record year for private equity, meaning larger deal sizes and even more net equity withdrawals from U.S. markets.

Outside of private equity, we also pay close attention to profit margins and specifically to trends in incremental profitability. With U.S. corporate margins near record highs and capital spending in several sectors continuing to rebound, we expect aggregate marginal U.S. profitability to decline from near record levels. Lower incremental profitability should moderate earnings growth in 2007, especially in areas where capital spending is accelerating the most, such as in energy. Fortunately, as my colleague David Nelson points out in his December Market Commentary, which is available at LeggMasonFunds.com, the First Call consensus of 9% earnings growth in 2007, after four years of double-digit growth, reflects this moderating margin and earnings growth trend. In 2007, I think it will be increasingly important to avoid market sectors where profit margins are most susceptible to increased levels of capital spending.

With that as backdrop, how have we positioned the Fund to maximize potential returns over the next several years?

In terms of private equity, part of our research team’s valuation process is to assess the private market value for public companies in our universe. We are also continually screening for companies with the attributes that private equity is looking for: stable free cash flows in order to facilitate financial leverage, and stocks valued at a reasonable enterprise value to EBITDA multiple. To be clear, we do not buy stocks with the express goal of profiting from them going private. But as valuation-driven managers, the probability of private equity targeting our holdings is reasonably high; especially as the average deal size rises. If a Fund holding is targeted, our goal will be to make sure it is not taken private below our assessment of intrinsic value.

Moving beyond private equity, we continue to think growth is undervalued by the market. Today, we can buy companies that we believe offer much better long-term growth prospects than the overall market at little to no valuation premium. We think this anomaly is a result of

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

investors’ aggressive reach for yield. In the equity markets, this yield hunt has driven a powerful rally in many of the market’s traditional value sectors that offer high cash yields, including real estate investment trusts and utilities. This current focus leaves many growth stocks with free cash flow yields (the yield we think that actually matters in valuation) at, or even above, that of the market, providing us with an unusually cheap option on future growth. With the Fund’s recent improvement in performance, we may have started to see this valuation anomaly beginning to correct itself. I think a moderating trend in overall market earnings growth will further support this shift to growth. Accordingly, we believe the Fund’s holdings are expected to generate long-term earnings growth at a premium to the S&P MidCap 400 Index, but with the Fund valued at only a modest premium to the S&P MidCap 400 based on traditional valuation metrics.

We greatly appreciate your continued confidence and interest.

Samuel M. Peters, CFA
Legg Mason Capital Management, Inc.

January 22, 2007
DJIA: 12,477.16

Investment Risks: Smaller companies may involve higher risk than a fund that invests in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High yield bonds involve greater credit and liquidity risk than investment grade bonds.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Special Investment Trust, Inc. December 31, 2006

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the period ended December 31, 2006.

The following table summarizes key statistics for the Fund and some comparative indices as of December 31, 2006:

Total ReturnsA
	3 Months	12 Months

Special Investment Trust:
Primary Class	+9.33%	+7.80%
Financial Intermediary Class	+9.54%	+8.64%
Institutional Class	+9.62%	+8.94%
S&P MidCap 400 IndexB	+6.99%	+10.32%
Lipper Mid-Cap Core Funds AverageC	+7.44%	+12.22%
Russell Midcap IndexD	+7.67%	+15.26%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the R, Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance. Class R shares, which began operations on December 28, 2006 had a total return of −0.57% for the period ended December 31, 2006.
B A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
C Average of the 343 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.
D Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

2  Quarterly Report to Shareholders

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this Report. For more information about the Fund share classes included in the report, please contact your financial advisor.

The Board of Directors recently approved a long-term capital gain distribution of $5.034 per share to shareholders of Special Investment Trust, payable on December 8, 2006 to shareholders of record on December 6, 2006.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

January 22, 2007

Quarterly Report to Shareholders  3

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in each of the Financial Intermediary and the Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Due to the limited operating history of the Class R shares, a performance graph is not presented. The Class R shares, which began operations on December 28, 2006 had a total return of −0.57% for the period ended December 31, 2006.

4  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+7.80%	+7.80%
Five Years	+86.00%	+13.21%
Ten Years	+241.61%	+13.07%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  5

Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+8.64%	+8.64%
Life of Class*	+38.48%	+14.39%
* Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning July 31, 2004.

6  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+8.94%	+8.94%
Five Years	+95.95%	+14.40%
Ten Years	+279.10%	+14.26%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  7

Portfolio Composition (as of December 31, 2006)B

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2006)

% of
Security	Net Assets

Amazon.com Inc.	5.9%
Level 3 Communications Inc.	5.0%
United States Steel Corp.	4.9%
Medicis Pharmaceutical Corp.	4.7%
Sprint Nextel Corp.	4.4%
Expedia Inc.	4.0%
Investors Financial Services Corp.	3.8%
NII Holdings Inc.	3.7%
Ambac Financial Group Inc.	2.9%
CNET Networks Inc.	2.9%

B The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2006D

1.	New River Pharmaceuticals Inc.	+112.6%
2.	Expedia Inc.	+33.8%
3.	Urban Outfitters Inc.	+30.0%
4.	United States Steel Corp.	+27.2%
5.	CV Therapeutics Inc.	+25.3%
6.	Take-Two Interactive Software Inc.	+24.5%
7.	Amazon.com Inc.	+22.9%
8.	UAP Holding Corp.	+18.8%
9.	Accenture Ltd.	+17.7%
10.	Agrium Inc.	+16.9%

Weakest performers for the quarter ended December 31, 2006D

1.	Cell Genesys Inc.	−25.8%
2.	Apollo Group Inc.	−20.9%
3.	Amylin Pharmaceuticals Inc.	−18.2%
4.	Advanced Medical Optics Inc.	−11.0%
5.	CNET Networks Inc.	−5.0%
6.	Montpelier Re Holdings Ltd.	−3.6%
7.	National Semiconductor Corp.	−3.4%
8.	Amdocs Ltd.	−2.2%
9.	The St Joe Company	−2.1%
10.	Investors Financial Services Corp.	−0.9%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Red Hat Inc.	Shire Pharmaceuticals Group PLC
Nalco Holding Co.	Sepracor Inc.
Lenovo Group Ltd.	The Ryland Group Inc. Boston Scientific Corporation

C Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D Securities held for the entire quarter.

Quarterly Report to Shareholders  9

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.
December 31, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 99.9%
Consumer Discretionary — 23.0%
Diversified Consumer Services — 1.5%
Apollo Group Inc.	1,400	$54,558	A

Hotels, Restaurants and Leisure — 1.5%
International Speedway Corp.	1,100	56,144

Household Durables — 3.3%
Meritage Homes Corp.	1,800	85,896	A,B
Standard-Pacific Corp.	1,400	37,506

		123,402

Internet and Catalog Retail — 9.9%
Amazon.com Inc.	5,500	217,030	A
Expedia Inc.	7,000	146,860	A

		363,890

Media — 1.5%
XM Satellite Radio Holdings Inc.	3,700	53,465	A

Multiline Retail — 2.4%
Sears Holdings Corp.	535	89,854	A

Specialty Retail — 2.9%
Autozone Inc.	400	46,224	A
Urban Outfitters Inc.	2,700	62,181	A

		108,405

Financials — 16.3%
Capital Markets — 6.0%
Investors Financial Services Corp.	3,300	140,811
The Bear Stearns Companies Inc.	500	81,390

		222,201

10  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Industrials — Continued

Insurance — 9.1%
Ambac Financial Group Inc.	1,200	$106,884
Montpelier Re Holdings Ltd.	5,016	93,344
Security Capital Assurance Ltd.	1,741	48,438
XL Capital Ltd.	1,200	86,424

		335,090

Real Estate Management and Development — 1.2%
The St Joe Company	800	42,856

Health Care — 14.7%
Biotechnology — 2.2%
Amylin Pharmaceuticals Inc.	1,100	39,677	A
Cell Genesys Inc.	3,500	11,865	A,B
CV Therapeutics Inc.	2,000	27,920	A

		79,462

Health Care Equipment and Supplies — 2.1%
Advanced Medical Optics Inc.	2,200	77,440	A

Health Care Providers and Services — 2.8%
WellPoint Inc.	1,300	102,297	A

Life Sciences Tools and Services — 2.0%
Affymetrix Inc.	3,200	73,792	A

Pharmaceuticals — 5.6%
Medicis Pharmaceutical Corp.	5,000	175,650	B
New River Pharmaceuticals Inc.	600	32,826	A

		208,476

Industrials — 1.8%
Trading Companies and Distributors — 1.8%
UAP Holding Corp.	2,700	67,986	B

Quarterly Report to Shareholders  11

	Shares/Par	Value

Information Technology — 24.1%
Communications Equipment — 2.3%
Juniper Networks Inc.	4,500	$85,230	A

Computers and Peripherals — 1.2%
Lenovo Group Ltd.	110,000	44,690

Internet Software and Services — 2.9%
CNET Networks Inc.	11,650	105,898	A,B

IT Services — 4.5%
Accenture Ltd.	2,500	92,325
DST Systems Inc.	1,200	75,156	A

		167,481

Semiconductors and Semiconductor Equipment — 4.2%
Analog Devices Inc.	2,800	92,036
National Semiconductor Corp.	2,800	63,560

		155,596

Software — 9.0%
Activision Inc.	5,400	93,096	A
Amdocs Ltd.	1,600	62,000	A
Red Hat Inc.	4,000	92,000	A
Take-Two Interactive Software Inc.	4,700	83,472	A,B

		330,568

Materials — 6.9%
Chemicals — 2.0%
Agrium Inc.	1,000	31,490
Nalco Holding Co.	2,000	40,920	A

		72,410

Metals and Mining — 4.9%
United States Steel Corp.	2,500	182,850

12  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Telecommunication Services — 13.1%
Diversified Telecommunication Services — 5.0%
Level 3 Communications Inc.	33,000	$184,800	A

Wireless Telecommunication Services — 8.1%
NII Holdings Inc.	2,100	135,324	A
Sprint Nextel Corp.	8,606	162,573

		297,897

Total Common Stocks and Equity Interests (Cost — $2,709,059)		3,686,738

Repurchase Agreements — 0.2%
Bank of America 5.24%, dated 12/29/06, to be repurchased at $3,239 on 1/2/07 (Collateral: $3,270 Federal Home Loan Bank notes, 5.25%, due 11/3/09, value $3,300)	$3,237	3,237
Goldman Sachs and Co. 5.21%, dated 12/29/06, to be repurchased at $3,239 on 1/2/07 (Collateral: $3,809 Fannie Mae Conventional Loan Pool, 4.50%, due 8/1/35, value $3,298)	3,237	3,237

Total Repurchase Agreements (Cost — $6,474)		6,474

Total Investments — 100.1% (Cost — $2,715,533)		3,693,212
Other Assets Less Liabilities — (0.1)%		(2,149)

Net Assets — 100.0%		$3,691,063

Net Asset Value Per Share:
Primary Class		$38.92

Class R		$47.49

Financial Intermediary		$47.49

Institutional Class		$47.90

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2006, the total market value of Affiliated Companies was $530,767, and the cost was $484,163.

Notes

  Notes

Fund Information

Investment Adviser
Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors
John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers
Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent
Boston Financial Data Services
Braintree, MA

Custodian
State Street Bank & Trust Company
Boston, MA

Counsel
Kirkpatrick & Lockhart Presten Gates Ellis LLP
Washington, DC

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
 Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
 Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For R, FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-285 (02/07)/Q  07-0062